SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2003

REPUBLIC BANCORP INC.
(Exact name of registrant as specified in its charter)

Michigan	0-15734	38-2604669
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1070 East Main Street, Owosso, Michigan 48867
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 725-7337

(Former name or former address, if changed since last report)

SIGNATURES

Item 5. Other Information

     On February 21, 2003, the Company announced that its Board of Directors declared a $.085 per share cash dividend to shareholders of record as of March 14, 2003 and payable April 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2003	REPUBLIC BANCORP INC. By: /s/ Thomas F. Menacher Name: Thomas F. Menacher Its: Executive Vice President, Treasurer and Chief Financial Officer